Exhibit G(6)

Appendix A

As of February 1, 2026, this Appendix A forms a part of the Amended, Restated and Consolidated Custodian Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company and each of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II. As of February 1, 2026, this Appendix A supersedes any previous versions of said Appendix A.

This Appendix A may be executed in counterparts, each of which when so executed will be deemed to be an original. Such counterparts together will constitute one agreement. The parties hereto consent to the use of electronic or digital technology for the execution of this Appendix A, and that delivery of the executed Appendix A or counterpart of the Appendix A by facsimile, e-mail transmission via portable document format (.pdf), Docusign, or other electronic means will be equally effective and binding as delivery of a manually executed Appendix A or counterpart or the Appendix A.

MassMutual Select Funds

Portfolios	Classes
MassMutual Blue Chip Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Diversified Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Mid Cap Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Overseas Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Cap Growth Equity Fund	I, R5, Service, Administrative, R4, A, R3, Y
MM S&P 500® Index Fund	I, R5, Service, Administrative, R4, A, R3

MassMutual Premier Funds

Portfolios	Classes
MassMutual Global Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Cap Opportunities Fund	I, R5, Service, Administrative, R4, A, R3, Y
MML Barings Core Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y, M1, M2
MML Barings Diversified Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y, M1, M2
MML Barings High Yield Fund	I, R5, Service, Administrative, R4, A, R3, Y, C, M1, M2
MML Barings Inflation-Protected and Income Fund	I, R5, Service, Administrative, R4, A, R3, Y, M1, M2
MML Barings Short-Duration Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y, L, C, M1, M2

MassMutual Advantage Funds

Portfolios	Classes
MML Barings Global Floating Rate Fund	I, Y, A, C, M1, M2
MML Barings Unconstrained Income Fund	I, Y, A, C, M1, M2
MML Clinton Limited Term Municipal Fund	I, Y, A
MML Clinton Municipal Credit Opportunities Fund	I, Y, A
MML Clinton Municipal Fund	I, Y, A

MML Series Investment Fund

Portfolios	Classes
MML Aggressive Allocation Fund*	Initial, Service
MML American Funds Core Allocation Fund*	Service I
MML American Funds Growth Fund†	Service I
MML Balanced Allocation Fund*	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Conservative Allocation Fund*	Initial, Service
MML Equity Income Fund	Initial, Service
MML Equity Index Fund	I, II, III, Service I
MML Focused Equity Fund	II, Service I
MML Foreign Fund	Initial, Service

MML Fundamental Equity Fund	II, Service I
MML Global Fund	I, II, Service I
MML Growth Allocation Fund*	Initial, Service
MML Income & Growth Fund	Initial, Service
MML Managed Volatility Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Moderate Allocation Fund*	Initial, Service
MML Small Cap Growth Equity Fund	Initial, Service
MML Small/Mid Cap Value Fund	Initial, Service
MML Sustainable Equity Fund	Initial, Service
MML VIP American Century Mid Cap Value Fund	Initial, Service
MML VIP American Century Small Company Value Fund	II, Service I
MML VIP Fidelity Institutional AM® Core Plus Bond Fund	II, Service I
MML VIP Loomis Sayles Large Cap Growth Fund	Initial, Service
MML VIP MFS® International Equity Fund	II, Service I

*Each a “fund of funds” for purposes of the Fee Schedule.

†Each a “feeder fund” for purposes of the Fee Schedule.

MML Series Investment Fund II

Portfolios	Classes
MML Blend Fund	Initial, Service
MML Equity Fund	Initial, Service
MML Inflation-Protected and Income Fund	Initial, Service
MML Invesco Discovery Large Cap Fund	II, Service I
MML Invesco Discovery Mid Cap Fund	II, Service I
MML Managed Bond Fund	Initial, Service
MML Short-Duration Bond Fund	II, Service I
MML U.S. Government Money Market Fund	Initial
MML VIP BlackRock iShares® 60/40 Allocation Fund	II, Service I
MML VIP BlackRock iShares® 80/20 Allocation Fund	II, Service I
MML VIP Invesco Small Cap Equity Fund	Initial, Service

MassMutual Select Funds		State Street Bank and Trust Company

By:	/s/ Renée Hitchcock	By:	/s/ Ellen Goldberg
Name:	Renée Hitchcock	Name:	Ellen Goldberg
Title:	CFO and Treasurer	Title:	Vice President

MassMutual Premier Funds

By:	/s/ Renée Hitchcock
Name:	Renée Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL ADVANTAGE FUNDS

By:	/s/ Renée Hitchcock
Name:	Renée Hitchcock
Title:	CFO and Treasurer

MML Series Investment Fund

By:	/s/ Renée Hitchcock
Name:	Renée Hitchcock
Title:	CFO and Treasurer

MML Series Investment Fund II

By:	/s/ Renée Hitchcock
Name:	Renée Hitchcock
Title:	CFO and Treasurer